EXHIBIT 99.3











                        CALICO ENTERTAINMENT GROUP, INC.

                       CONSOLIDATED FINANCIAL STATEMENTS

                                 April 30, 2008

MORGENSTERN,  SVOBODA & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place,  Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL:  msbcpas@gmail.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Calico Entertainment Group, Inc.

We have audited the accompanying balance sheet of Calico Entertainment Group. Inc. ("Company"), as of April 30, 2008, and the related consolidated statements of income, comprehensive income, consolidated statements of stockholders' equity and cash flows from inception (June 21, 2007) to the period then ended. The Company's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Calico Entertainment Group, Inc., as of April 30, 2008, and the results of its operations and its cash flows for the periods then ended, are in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring loses from operations, which raises substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ MORGENSTERN, SVOBODA & BAER, CPA'S P.C.
___________________________________________
Morgenstern, Svoboda & Baer, CPAs, P. C.
Certified Public Accountants

New York, NY
July 21, 2008

                               TABLE OF CONTENTS





Balance Sheet                                                                 1

Statement of Operations                                                       2

Statement of Cash Flows                                                       3

Statement of Stockholders' Equity                                             4

Notes to Financial Statements                                                 5

                        CALICO ENTERTAINMENT GROUP, INC.
                                 BALANCE SHEET
                                 APRIL 30, 2008


                                     ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                 $   (432)
                                                             ________

      Total Current Assets                                       (432)

INTANGIBLE ASSET, NET                                          20,000
                                                             ________

      Total Assets                                           $ 19,568
                                                             ========


                     LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts  payable  and  accrued  expenses                 $      -
   Loan  payable to related  party                             18,852
                                                             ________

      Total Current Liabilities                                18,852

STOCKHOLDERS'  DEFICIT

   Common stock, $.001 par value, 100,000,000
   shares authorized, 3,450,000 issued and outstanding          3,450
   Additional paid in capital                                  18,275
   Net Loss                                                   (21,009)
                                                             ________

      Total Stockholders' Deficit                                 716
                                                             ________

                                                             $ 19,568
                                                             ========

                        CALICO ENTERTAINMENT GROUP, INC.
                            STATEMENT OF CASH FLOWS
                FROM INCEPTION, JUNE 21, 2007 TO APRIL 30, 2008


CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                   (21,009)

   Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

   Depreciation and amortization                                    -
   Increase/(decrease) in current liabilities:
   Accounts Payable Related Party                              18,852
                                                             ________

      Total Adjustments                                        18,852
                                                             ________

      NET CASH USED IN OPERATING ACTIVITIES                    (2,157)
                                                             ________

CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from issuance of common stock                       1,725
                                                             ________

      NET CASH PROVIDED BY FINANCING ACTIVITIES                 1,725
                                                             ________

      NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS       (432)

      CASH AND CASH EQUIVALENTS, BEGINNING BALANCE                  -
                                                             ________

      CASH AND CASH EQUIVALENTS, ENDING BALANCE              $   (432)
                                                             ========

   Non cash transactions:

      Issuance of shares for intangible asset                $ 20,000
                                                             ========

                        CALICO ENTERTAINMENT GROUP, INC.
                            STATEMENT OF OPERATIONS
                FROM INCEPTION, JUNE 21, 2007 TO APRIL 30, 2008


REVENUE, NET                                               $        -

Cost of sales                                                       -
                                                           __________

   GROSS PROFIT                                                     -

OPERATING EXPENSES:
   General and administrative expenses                         21,009
                                                           __________

LOSS FROM OPERATIONS                                          (21,009)
                                                           __________

Other (Income) Expense
   Interest income                                                  -
   Miscellaneous expense                                            -
   Interest expense                                                 -
                                                           __________

   Total Other Expense                                              -
                                                           __________

NET LOSS                                                   $  (21,009)
                                                           ==========

NET LOSS PER SHARE:
   Basic & diluted                                         $   (0.008)
                                                           ==========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
   Basic & diluted                                          2,645,367
                                                           ==========


Weighted average number of shares for dilutive securities has not been taken since the effect of dilutive securities is anti-dilutive



                        CALICO ENTERTAINMENT GROUP, INC.
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
             From June 21, 2007 (Inception) Through April 30, 2008


                                 Common Stock         Additional
                             ____________________      Paid-in      Accumulated
                              Shares       Amount      Capital        Deficit        Total
                             _______________________________________________________________

Stock issuance for cash      1,725,000      1,725                                   $  1,725
@ par value 0.001

Stock issuance                 225,000        225         (225)                            -
@ par value 0.001

Stock issuance for 20%       1,500,000      1,500       18,500                        20,000
interest in Prodigy film
(Stuck)


Net loss, From Inception                                              (21,009)       (21,009)
to April 30, 2008
                             _______________________________________________________________

Balance April 30, 2007       3,450,000      3,450       18,275        (21,009)           716
                             ===============================================================


                        CALICO ENTERTAINMENT GROUP, INC
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2008


NOTE 1 - ORGANIZATION

         Calico Entertainment Group, Inc., (the Company) was organized June 21, 2007 under the laws of the State of Nevada.

NOTE 2 - SUMMARY  OF  SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION

         The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. Functional currency of the company is United States Dollars ($).

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         CONTINGENCIES

         Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. Our management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

         If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

         Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

         RISKS AND UNCERTAINTIES

         The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, and limited operating history.

                        CALICO ENTERTAINMENT GROUP, INC
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2008


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         CASH AND CASH EQUIVALENTS

         Cash  and  cash  equivalents  include  cash  in hand  and  cash in time
         deposits,   certificates   of  deposit  and  all  highly   liquid  debt
         instruments with original maturities of three months or less.

         INTANGIBLE ASSETS

         The Company has the following intangible assets as of April 30, 2008:

         Film revenue interest     $ 20,000
                                   ________

         Total                     $ 20,000
                                   ========

         Amortization expense for the period ended April 30, 2008 was $0.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standard No. 107 ("SFAS 107"), Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

         REVENUE RECOGNITION

         Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the revenue is fixed or determinable, and collectibility is probable.

         BASIC AND DILUTED EARNINGS PER SHARE

         Net loss per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 ("SFAS No. 128"), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

                        CALICO ENTERTAINMENT GROUP, INC
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2008


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING  POLICIES  (CONTINUED)

         Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

         INCOME TAXES

         The Company utilizes Statement of Financial Accounting Standards No. 109 ("SFAS 109"), "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

         SEGMENT REPORTING

         Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's consolidated financial statements as the Company consists of one reportable business segment as of April 30, 2008.

         RECENT ACCOUNTING PRONOUNCEMENTS

         In February 2006, FASB issued Statement of Financial Accounting Standards No. 155 ("SFAS 155"), "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

         In March 2006 FASB issued Statement of Financial Accounting Standards No. 156 'Accounting for Servicing of Financial Assets' ("SFAS 156"), this Statement amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

                        CALICO ENTERTAINMENT GROUP, INC
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2008


NOTE 2 - SUMMARY OF SIGNIFICANT  ACCOUNTING POLICIES  (CONTINUED)

          1. Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

          2.   Requires all separately recognized servicing assets and servicing
               liabilities   to  be  initially   measured  at  fair  value,   if
               practicable.

          3. Permits an entity to choose 'Amortization method' or Fair value measurement method' for each class of separately recognized servicing assets and servicing liabilities:

          4. At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

          5. Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

         This Statement is effective as of the beginning of the Company's first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

         In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 'Fair Value Measurements'("SFAS 157"). This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the effect of this pronouncement on financial statements.

         In September 2006, FASB issued Statement of Financial Accounting Standards No. 158 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans' ("SFAS 158"), an amendment of SFAS Nos. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

                        CALICO ENTERTAINMENT GROUP, INC
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2008


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING  POLICIES  (CONTINUED)

          a.   A brief description of the provisions of this Statement

          b.   The date that adoption is required

          c. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.


         The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. Management is currently evaluating the effect of this pronouncement on financial statements.

         In July 2006, the FASB released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of SFAS No. 109 (FIN
         48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. This interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. This statement is effective for fiscal years beginning after December 15, 2006. Management is currently in the process of evaluating the expected effect of FIN 48 on the Company's results of operations and financial position.

         GOING CONCERN

         The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has net losses of $21,009 since its inception, and the Company's operations do not generate sufficient cash to cover its operating costs. These conditions raise substantial doubt about the Company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         The Company has taken certain steps to provide the necessary capital to continue its operations. These steps included: 1) acquire revenue generating assets through issuance of equity instruments, 2) to continue actively seeking additional funding to increase profits and minimize the liabilities.

NOTE 3 - COMMON STOCK

         In June 2007 the Company issued 1,725,000 shares of common stock to Donald Bell, director of the company at par value of $1,750.

         In November 2007 the Company issued an additional 225,000 shares of common stock to Paul Ebeling and John Costello at no cost.

         In November 2007 the Company issued an additional 1,500,000 shares of common stock to Prodigy Pictures Inc. (Prodigy) in exchange of a film interest acquisition agreement. This agreement consists of 20% of the revenue interest that Prodigy owns in the motion picture and motion picture rights in an original literary composition entitled "Stuck". Prodigy's revenue interest is 90% of "Stuck".

                        CALICO ENTERTAINMENT GROUP, INC
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2008


NOTE 4- RELATED PARTY LOAN  TRANSACTIONS

         As of April 30, 2008, the company had non-interest bearing, unsecured loans payable to a shareholder of the Company amounting to $18,852. These loans are payable on demand.

NOTE 5 - INTANGIBLES

         The Company's intangible asset consist of a 20% revenue interest in Prodigy's 90% revenue interest in a motion picture and motion picture rights in an original literary composition entitled "Stuck".